COMMUNITY STATISTICS Dollars in thousands except Average Rental Rate

	As of March 31, 2007
			Percent to		Average
		Gross	Total of	Physical	Rental
	Units	Real Assets	Gross Assets	Occupancy	Rate

Dallas, TX	3,662	$198,391	9.0%	95.3%	$713.95
Atlanta, GA	2,693	$170,175	7.7%	95.3%	$754.47
Houston, TX	1,912	$106,486	4.8%	96.0%	$783.76
Nashville, TN	1,855	$120,472	5.5%	94.6%	$755.67
Raleigh/Durham, NC	1,028	$80,928	3.7%	94.7%	$802.23
All Other	8,429	$484,545	21.9%	92.9%	$754.33
High Growth Markets	19,579	$1,160,997	52.6%	94.3%	$752.31

Memphis, TN	4,405	$216,324	9.8%	94.8%	$675.73
Austin, TX	1,776	$102,319	4.6%	95.2%	$728.05
Columbus, GA	1,293	$63,946	2.9%	90.9%	$726.29
Lexington, KY	924	$59,373	2.7%	93.9%	$714.55
Augusta, GA/Aiken, SC	912	$39,137	1.8%	94.4%	$656.55
All Other	3,300	$162,942	7.4%	93.9%	$677.76
Growth plus Income Markets	12,610	$644,041	29.2%	94.1%	$690.27

Jacksonville, FL	3,347	$179,809	8.1%	94.2%	$819.88
Chattanooga, TN	943	$37,380	1.7%	95.8%	$604.71
Jackson, TN	664	$33,028	1.5%	97.1%	$639.44
Savannah, GA	526	$29,793	1.4%	95.6%	$868.60
Lakeland, FL	464	$25,179	1.1%	94.2%	$781.52
All Other	1,838	$97,635	4.4%	95.9%	$734.29
Stable Income Markets	7,782	$402,824	18.2%	95.1%	$759.20

Total Portfolio	39,971	$2,207,862	100.0%	94.4%	$734.08

NUMBER OF APARTMENT UNITS

	2007	2006
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31

100% Owned Properties	39,971	39,771	39,465	38,657	38,267
Properties in Joint Ventures	-	522	522	522	522
Total Portfolio	39,971	40,293	39,987	39,179	38,789

SAME STORE (EXCLUDES SEVEN FULL RENOVATION COMMUNITIES) Dollars in thousands except Average Rental Rate
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS
As of March 31, 2007 unless otherwise noted

		Three Months Ended				Quarterly	Average	Twelve
		March 31, 2007			Physical	Economic	Rental	Month
	Units	Revenue	Expense	NOI	Occupancy	Occupancy (1)	Rate	Turn Rate
High Growth Markets
Dallas, TX	3,272	$6,594	$3,034	$3,560	94.8%	86.1%	$708.51	55.8%
Atlanta, GA	2,693	$6,240	$2,376	$3,864	95.3%	91.6%	$754.47	57.4%
Houston, TX	1,584	$3,576	$1,603	$1,973	95.8%	87.7%	$783.85	66.0%
Nashville, TN	1,569	$3,605	$1,378	$2,227	94.0%	90.2%	$756.76	61.1%
Tampa, FL	890	$2,350	$973	$1,377	95.1%	89.2%	$877.51	54.5%
All Other	6,615	$13,950	$5,416	$8,534	95.4%	90.8%	$701.28	60.5%
Subtotal	16,623	$36,315	$14,780	$21,535	95.2%	89.6%	$733.86	59.3%

Growth plus Income Markets
Memphis, TN	4,034	$7,876	$3,709	$4,167	94.9%	88.8%	$676.18	60.9%
Austin, TX	1,464	$3,157	$1,467	$1,690	95.1%	90.2%	$717.03	57.8%
Columbus, GA	1,293	$2,878	$1,197	$1,681	90.9%	90.4%	$726.29	88.9%
Lexington, KY	924	$1,851	$716	$1,135	93.9%	86.6%	$714.55	63.2%
Augusta, GA/Aiken, SC	912	$1,787	$750	$1,037	94.4%	90.5%	$656.55	78.8%
All Other	3,300	$6,606	$2,770	$3,836	93.9%	89.5%	$677.76	62.2%
Subtotal	11,927	$24,155	$10,609	$13,546	94.1%	89.3%	$688.53	65.5%

Stable Income Markets
Jacksonville, FL	3,011	$7,458	$2,668	$4,790	94.4%	91.7%	$820.16	65.7%
Chattanooga, TN	943	$1,767	$726	$1,041	95.8%	94.3%	$604.71	53.2%
Jackson, TN	664	$1,286	$563	$723	97.1%	91.7%	$639.44	66.4%
Lakeland, FL	464	$1,150	$450	$700	94.2%	93.2%	$781.52	64.2%
All Other	2,058	$4,777	$1,733	$3,044	96.1%	94.1%	$749.07	62.0%
Subtotal	7,140	$16,438	$6,140	$10,298	95.3%	92.8%	$751.90	63.0%

Operating Same Store	35,690	$76,908	$31,529	$45,379	94.8%	90.1%	$722.32	62.1%

Revenue Straight-line Adjustment (2)		$(188)		$(188)
Total Same Store		$76,720		$45,191

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED DECEMBER 31, 2006 (PRIOR QUARTER ) AND MARCH 31, 2006 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Rental Rate
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
High Growth Markets
Dallas, TX	2.1%	6.1%	-2.8%	2.5%	6.6%	9.5%	2.0%	0.7%	1.2%	2.2%
Atlanta, GA	1.4%	4.8%	-3.4%	6.1%	4.6%	3.9%	-0.3%	1.1%	0.4%	3.2%
Houston, TX	2.2%	6.4%	-1.8%	-2.6%	5.7%	15.0%	0.2%	0.0%	0.3%	2.3%
Nashville, TN	-1.0%	3.3%	2.2%	-2.8%	-2.9%	7.4%	0.4%	-1.3%	0.2%	3.6%
Tampa, FL	0.9%	0.0%	1.9%	5.9%	0.2%	-3.8%	2.7%	-1.6%	-0.1%	5.2%
All Other	1.2%	3.4%	0.3%	7.3%	1.7%	1.0%	1.3%	-1.1%	0.6%	4.7%
Subtotal	1.2%	4.1%	-0.9%	3.9%	2.7%	4.3%	1.1%	-0.3%	0.6%	3.6%

Growth plus Income Markets
Memphis, TN	3.0%	5.5%	0.4%	8.3%	5.5%	3.2%	1.1%	1.8%	0.2%	2.5%
Austin, TX	1.3%	6.8%	-5.1%	4.0%	7.7%	9.3%	-0.5%	-0.1%	0.6%	2.5%
Columbus, GA	2.3%	0.9%	-7.5%	8.7%	10.7%	-3.9%	-0.6%	-5.4%	0.6%	3.7%
Lexington, KY	0.9%	6.0%	-1.8%	13.1%	2.6%	2.0%	2.4%	3.6%	0.7%	2.0%
Augusta, GA/Aiken, SC	5.1%	5.7%	-0.5%	14.0%	9.6%	0.5%	1.9%	-0.6%	0.1%	3.2%
All Other	0.3%	4.5%	0.5%	9.7%	0.2%	1.1%	1.1%	-0.3%	0.4%	3.5%
Subtotal	2.0%	4.9%	-1.5%	8.8%	4.9%	2.0%	0.9%	0.2%	0.4%	2.9%

Stable Income Markets
Jacksonville, FL	-0.9%	2.2%	0.1%	5.6%	-1.4%	0.3%	-0.3%	-2.0%	0.7%	4.6%
Chattanooga, TN	1.4%	5.6%	-2.8%	3.9%	4.6%	6.8%	0.0%	-0.5%	0.9%	3.8%
Jackson, TN	6.3%	4.4%	-1.1%	5.2%	12.8%	3.7%	1.9%	-1.4%	0.7%	4.3%
Lakeland, FL	0.3%	4.0%	2.7%	9.8%	-1.1%	0.6%	-0.4%	-2.8%	0.7%	4.3%
All Other	0.2%	4.1%	1.3%	5.7%	-0.4%	3.2%	-0.3%	-0.5%	0.5%	4.5%
Subtotal	0.3%	3.4%	0.2%	5.7%	0.4%	2.0%	-0.1%	-1.4%	0.7%	4.5%

Operating Same Store	1.3%	4.2%	-0.9%	5.8%	2.8%	3.1%	0.7%	-0.4%	0.5%	3.6%

Including revenue straight-line adjustment:
Total Same Store	0.8%	4.9%			2.1%	4.3%

SAME STORE (EXCLUDES SEVEN FULL RENOVATION COMMUNITIES)

Dollars in thousands	Three Months Ended March 31,		Percent
	2007	2006	Change
Revenues
Operating	$76,908	$73,800	4.2%
Straight-line adjustment (1)	(188)	(662)
Total Same Store	$76,720	$73,138	4.9%

Expense	$31,529	$29,794	5.8%

NOI
Operating	$45,379	$44,006	3.1%
Straight-line adjustment (1)	(188)	(662)
Total Same Store	$45,191	$43,344	4.3%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS SEVEN EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the seven full renovation communities (2,015 units).

	Three Months Ended March 31,		Percent
	2007	2006	Change
Revenues
Operating	$81,470	$78,472	3.8%
Straight-line adjustment (2)	(151)	(673)
Total Same Store	$81,319	$77,799	4.5%

Expense	$33,241	$31,456	5.7%

NOI
Operating	$48,229	$47,016	2.6%
Straight-line adjustment (2)	(151)	(673)
Total Same Store	$48,078	$46,343	3.7%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

DEVELOPMENT (Dollars in thousands)

		Current	Estimated
	Total	Estimated	Cost	Cost
EXPENDITURES	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$23,983	$120	$18,546
St. Augustine Phase II, Jacksonville, FL	124	13,142	106	658
Copper Ridge Phase I, Dallas, TX	216	19,291	89	1,616
Total development	540	$56,416	$104	$20,820

	Construction		Initial		Actual Units
FORECASTED TIMELINE	Start	Finish	Occupancy	Stabilization	Completed	Leased
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	2Q 2008	48	24
St. Augustine Phase II, Jacksonville, FL	2Q 2007	1Q 2008	4Q 2007	3Q 2008	-	-
Copper Ridge Phase I, Dallas, TX	2Q 2007	3Q 2008	1Q 2008	1Q 2009	-	-

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended	Trailing
	March 31, 2007	4 Quarters
Net income	$11,324	$27,143
Depreciation	21,288	81,508
Interest expense	16,014	63,531
Loss on debt extinguishment	-	1
Amortization of deferred financing costs	561	2,112
Net gain on insurance and other settlement proceeds	(510)	(594)
Gain on sale of non-depreciable assets	-	(50)
Gain on dispositions within unconsolidated entities	(5,387)	(5,387)
EBITDA	$43,290	$168,264

	Three Months Ended March 31,
	2007	2006
EBITDA/Debt Service	2.61x	2.51x
Fixed Charge Coverage (3)	2.22x	2.12x
Total Debt as % of Gross Real Estate Assets	53%	58%

(3) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF MARCH 31, 2007
Dollars in thousands
		Average Years
	Principal	to Contract	Average
	Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1)	$879,185	4.2	5.6%
Tax-free - Fixed Rate or Swapped (1)	73,500	4.8	4.3%
Conventional - Variable Rate	178,122	5.2	6.0%
Tax-free - Variable Rate	10,855	13.2	4.5%
Conventional - Variable Rate - Capped (2)	17,936	2.6	5.9%
Tax-free - Variable Rate - Capped (2)	24,090	2.7	4.5%
Total Debt Outstanding	$1,183,688	4.5	5.6%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) As the capped rates of 6.0% and 6.5% have not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES

	Balance	Rate

2007	$92,800	5.9%
2008	185,841	6.1%
2009	100,230	6.5%
2010	98,365	5.5%
2011	133,000	5.3%
2012	125,000	5.2%
2013	125,000	5.3%
2014	50,004	6.4%
Thereafter	42,445	6.4%
Total	$952,685	5.8%

OTHER DATA

PER SHARE DATA	Three Months Ended March 31,
	2007	2006
Dividend paid per common share	$0.605	$0.595

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common Dividend - quarterly	$0.6050	4/30/2007	4/13/2007
Preferred Series F - monthly	$0.1927	5/15/2007	5/1/2007
Preferred Series H - quarterly	$0.51875	3/23/2007	3/13/2007

PREFERRED STOCK	Number of	Liquidation	Earliest
	Shares Issued	Preference	Optional
	and Outstanding	per Share	Call Date
9 1/4% Series F Cumulative Redeemable Preferred Stock	474,500	$25.00	10/16/2007
8.30% Series H Cumulative Redeemable Preferred Stock	6,200,000	$25.00	8/11/2008